SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2002 (November 19, 2002)

SPECTRX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Numbers)	58-2029543 (I.R.S. Employer Identification Nos.)

6025A Unity Drive Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

Registrants' Telephone Number, Including Area Code:     (770) 242-8723

(Former Name or Former Address, if Changed Since Last Report)

Item 5.          Other Events and regulation FD disclosure.

     SpectRx, Inc. previously announced its intention to modify its collaborative agreement with Welch Allyn, Inc. to jointly develop a cervical cancer detection product, which would allow SpectRx, Inc. to independently commercialize this product. On November 19, 2002, SpectRx, Inc. signed an agreement that terminated its Development and Commercialization Agreement with Welch Allyn, Inc., a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 7.         Financial Statements and Exhibits

                    (a)      Financial Statements of Business Acquired.
                               NOT APPLICABLE.

                    (b)     Pro Forma Financial Information.
                              NOT APPLICABLE.

                    (c)      Exhibits.

     The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

99.1	Agreement for Termination of Development and Commercialization Agreement effective November 19, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRX, INC.

/S/ THOMAS H. MULLER, JR.
	By:	Thomas H. Muller, Jr.
Executive Vice President and Chief Financial Officer

Date: December 20, 2002

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Agreement for Termination of Development and Commercialization Agreement effective November 19, 2002